CERTIFICATE FOR DRAW REOUEST

      This Certificate is made effective as of March 16, 2005, in connection with that certain Loan Agreement (the "Agreement") dated as ofFebruary 2, 2005, betweenNatural Gas Systems, Inc., a Nevada corporation (the "Borrower") and Prospect Energy Corporation, a Maryland corporation (the "Lender"). Defined terms used in the Agreement shall have the same meanings used herein, unless otherwise specified herein.

      In connection with the Borrower's request for an Advance in the amount of $1,000,000.00, the Borrower represents and warrants to the Lender that:

      (a) Each of the representations and warranties ofthe Companies contained in the Agreement and the Collateral Documents is true and correct in all material respects on and as ofthe date hereof, both before and after giving effect to the proposed Advance and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that by theirterms refer to a specific date other than the date ofthe proposedAdvance, in which case as of such specific date, and except as such representations and warranties relate to matters that are changed as permitted by the Agreement.

      (b) At the date hereof, no Default shall have occurred and be continuing.

      (c) The Borrower shall not have had a Material Adverse Effect from its condition represented in the most recent financial statements furnished to the Lender prior to the Closing Date, except to the extent that such changes are permitted by the Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Certificate to be duly executed pursuant to Section 7.3 of the Agreement effective as of the date first above written.

                                                NATURAL GAS SYSTEMS, INC.


                                                By:
                                                   -----------------------------
                                                   Name:  Robert S. Berlin
                                                   Title: President & CEO